EXHIBIT 99.01

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

BLOCK LISTING SIX MONTHLY RETURN

Basingstoke, UK and Philadelphia, US – May 29, 2007 – Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ)

Name of applicant:		SHIRE PLC
Name of scheme:		STOCK PURCHASE PLAN
Period of return:	From:	26 November 2006	To:	25 May 2007
Balance under scheme from previous return:		1,604,654
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		303
Balance under scheme not yet issued/allotted at end of period		1,604,351
Number and class of securities originally listed and the date of admission		2,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		552,906,107

Name of applicant:		SHIRE PLC
Name of scheme:		1996 EXECUTIVE SHARE OPTION SCHEME
Period of return:	From:	26 November 2006	To:	25 May 2007

Registered in England 2883758  Registered Office as above

Balance under scheme from previous return:	928,665
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:	Nil
Number of securities issued/allotted under scheme during period:	389,992
Balance under scheme not yet issued/allotted at end of period	538,673
Number and class of securities originally listed and the date of admission	1,200,000 on 25 November 2005
Total number of securities in issue at the end of the period	552,906,107

Name of applicant:		SHIRE PLC
Name of scheme:		2000 EXECUTIVE SHARE OPTION SCHEME
Period of return:	From:	26 November 2006	To:	5 May 2007
Balance under scheme from previous return:		5,013,685
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		1,715,793
Balance under scheme not yet issued/allotted at end of period		3,297,892
Number and class of securities originally listed and the date of admission		10,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		552,906,107

Name of applicant:		SHIRE PLC
Name of scheme:		SHIRE PLC SHARESAVE SCHEME
Period of return:	From:	26 November 2006	To:	25 May 2007
Balance under scheme from previous return:		952,046
The amount by which the block scheme has

been increased, if the scheme has been increased since the date of the last return:	Nil
Number of securities issued/allotted under scheme during period:	66,005
Balance under scheme not yet issued/allotted at end of period	886,041
Number and class of securities originally listed and the date of admission	1,000,000 on 25 November 2005
Total number of securities in issue at the end of the period	552,906,107

Name of applicant:		SHIRE PLC
Name of scheme:		BIOCHEM PHARMA STOCK OPTION PLAN
Period of return:	From:	26 November 2006	To:	25 May 2007
Balance under scheme from previous return:		3,540,710
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		3,452,419
Balance under scheme not yet issued/allotted at end of period		88,291
Number and class of securities originally listed and the date of admission		3,600,000 on 25 November 2005
Total number of securities in issue at the end of the period		552,906,107

Name of applicant:		SHIRE PLC
Name of scheme:		EXCHANGEABLE SHARES IN SHIRE ACQUISITION INC
Period of return:	From:	26 November 2006	To:	25 May 2007
Balance under scheme from previous return:		1,316,988
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil

Number of securities issued/allotted under scheme during period:	171,900
Balance under scheme not yet issued/allotted at end of period	1,145,088
Number and class of securities originally listed and the date of admission	3,000,000 on 2 February 2006
Total number of securities in issue at the end of the period	552,906,107

Name of contact:	Vivienne Hemming – Deputy Company Secretary
Address of contact:	Shire plc, Lime Tree Way, Hampshire International Business Park, Chinham, Basingstoke, RG24 8EP
Telephone number of contact:	+44 1256 894 276

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases.  The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com

Registered in England 2883758  Registered Office as above